Exhibit 99.1

Wyndham Hotels & Resorts Appoints Amit Sripathi
Chief Financial Officer

David Wilner Assumes Chief Development Officer Role

Company Reaffirms Full-Year 2026 Outlook

PARSIPPANY, N.J. (March 3, 2026) – Wyndham Hotels & Resorts, Inc. (NYSE: WH) today announced that following a comprehensive search process, Amit Sripathi has been appointed Chief Financial Officer, effective immediately. Mr. Sripathi, who most recently served as the Company’s Chief Development Officer – North America, succeeds Kurt Albert who has served as Interim Chief Financial Officer since November. Additionally, the Company has named David Wilner, a 30-year franchise sales veteran, as Chief Development Officer – North America. Both will report to Geoff Ballotti, President and Chief Executive Officer.

Together these appointments reinforce Wyndham’s continued focus on driving FeePAR accretive net room growth and creating compounding value for franchisees, guests and shareholders.

“Amit’s combination of deep finance and capital markets expertise coupled with firsthand operational leadership at Wyndham make him the ideal candidate to lead our finance organization. Amit is uniquely qualified to deliver on our shareholder expectations and has proven himself a champion of owners, as evidenced by Wyndham’s record openings, executions and development pipelines both here in the U.S. and internationally. We are confident in his ability to build on our sustained successes and capture opportunities that will drive increased profitability for our franchisees, while returning excess capital to shareholders in a consistent and sustainable manner.”
- Geoff Ballotti, President and CEO, Wyndham Hotels & Resorts

Mr. Sripathi joined Wyndham in 2021 and has served in a variety of leadership roles at the Company, most recently as Chief Development Officer – North America. He possesses significant operational and finance experience across the lodging industry, including driving the Company’s growth and capital allocation strategy. During his tenure, Mr. Sripathi helped Wyndham achieve 20 consecutive quarters of organic net room growth and oversaw the divestiture of the Company’s owned hotels. Prior to Wyndham, Mr. Sripathi was with RLJ Lodging Trust, responsible for Capital Markets and Corporate Finance and served in roles of increasing responsibility in the Real Estate, Lodging and Gaming investment banking group at Deutsche Bank.

“Wyndham is a truly unique company with an asset-light franchise business model that consistently delivers for its owners and shareholders. Our priority is to maintain our rigorous financial discipline and capital allocation strategy to ensure we achieve our long-term growth objectives and maximize shareholder returns. I very much look forward to partnering with the entire leadership team to drive enhanced value creation and build on the “Count on Me” culture that defines our Company.”
- Amit Sripathi, Chief Financial Officer, Wyndham Hotels & Resorts

In his new role, Mr. Wilner will lead the Company’s North American franchise sales and architecture design & construction teams. During his nearly eight years at the Company, he has helped franchisees tap into the power of the Wyndham Advantage and the Company’s iconic brands. Under his leadership Wyndham created and launched ECHO Suites Extended Stay by Wyndham, the fastest growing extended stay brand in the industry. Prior to joining Wyndham, Mr. Wilner spent 20 years as part of the franchise sales leadership team for La Quinta.

“From leading development at La Quinta prior to Wyndham’s acquisition of the brand to driving growth across our new construction prototype brands including La Quinta, WaterWalk, Hawthorn Suites, ECHO Suites and Microtel, David has tremendous expertise translating owners’ needs into strategic growth. Owners and team members view him as a sincere and trusted partner who is most focused on our owner’s success, while helping our teams accelerate domestic net room growth across all of Wyndham’s brands.”
- Geoff Ballotti, President and CEO, Wyndham Hotels & Resorts

In conjunction with this announcement, Wyndham has reaffirmed its full-year 2026 outlook provided in its fourth-quarter 2025 earnings materials, released on February 18, 2026.

Photos associated with the above release are available for download here.

About Wyndham Hotels & Resorts
Wyndham Hotels & Resorts (NYSE: WH) is the world’s largest hotel franchising company by the number of franchised properties, with over 8,300 hotels across approximately 100 countries on six continents. Through its network of approximately 869,000 franchised and affiliated rooms appealing to the everyday traveler, Wyndham commands a leading presence in the economy and midscale segments of the lodging industry. The Company operates a portfolio of 25 hotel brands, including Super 8®, Days Inn®, Ramada®, Microtel®, La Quinta®, Baymont®, Wingate®, AmericInn®, ECHO Suites®, Registry Collection Hotels®, Trademark Collection® and Wyndham®. The Company’s award-winning Wyndham Rewards® loyalty program offers over 122 million enrolled members the opportunity to redeem points at thousands of hotels, vacation club resorts and vacation rentals globally. For more information, visit www.wyndhamhotels.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements related to Wyndham’s current views and expectations with respect to its future performance, growth and shareholder value. Forward-looking statements are any statements other than statements of historical fact, including those that convey management’s expectations as to the future based on plans, estimates and projections at the time Wyndham makes the statements and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “predict,” “intend,” “goal,” “future,” “forward,” “remain,” “confident,” “outlook,” “guidance,” “target,” “objective,” “estimate,” “projection” and similar words or expressions, including the negative version of such words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Wyndham to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, general economic conditions, including inflation, higher interest rates and potential recessionary pressures, which may impact decisions by consumers and businesses to use travel accommodations; global trade disputes, including with China; the performance of the financial and credit markets; the economic environment for the hospitality industry; operating risks associated with the hotel franchising business; Wyndham’s relationships with franchisees; the ability of franchisees to pay back loans owed to Wyndham; the impact of prior or any future impairment charges related to the credit Wyndham extends to its franchisees; the impact of war, terrorist activity, political instability or political strife; global or regional health crises or pandemics including the resulting impact on Wyndham’s business, operations, financial results, cash flows and liquidity, as well as the impact on its franchisees, guests and team members, the hospitality industry and overall demand for and restrictions on travel; Wyndham’s ability to satisfy obligations and agreements under its outstanding indebtedness, including the payment of principal and interest and compliance with the covenants thereunder; risks related to Wyndham’s ability to obtain financing and the terms of such financing, including access to liquidity and capital; and Wyndham’s ability to make or pay, plans for and the timing and amount of any future share repurchases and/or dividends, as well as the risks described in Wyndham’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequent reports filed with the Securities and Exchange Commission. These risks and uncertainties are not the only ones Wyndham may face and additional risks may arise or become material in the future. Wyndham undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

Contacts Investors: Matt Capuzzi Senior Vice President, Investor Relations 973 753-6453 ir@wyndham.com	Media: Maire Griffin Senior Vice President, Global Communications 973 753-6590 WyndhamHotelsNews@wyndham.com